SEMIANNUAL REPORT
                                 MARCH 31, 1997

                                      FMI
                                   FOCUS FUND

                                   A NO-LOAD
                                  MUTUAL FUND

                                 FMI FOCUS FUND
                                                                  April 25, 1997
Dear Fellow Shareholder:

  After some early strength during the first quarter, the stock market began to fade, driven mostly by concerns over interest rates, but also by increasing reservations about the prospects for corporate earnings. Many individual stocks were hit very hard during the quarter as they reported disappointing results for last year or announced expected shortfalls for the first quarter of 1997. The NASDAQ index, dominated by technology stocks, was down 5.4% for the quarter and the Russell 2000 down 5.2%, while the S&P 500 held on to a small 2.6% gain. FMI Focus Fund was up 4.8% for the quarter.

  We have talked for some time about the difficulty that the S&P 500 companies face in trying to tack on any significant earnings gains moving forward from these levels. And while the market is concerned about further increases in interest rates by the Fed, we continue to believe that rates a year from now will be lower than today. This would be consistent with our view that the economy is probably not as robust as recent economic data would suggest. We continue to emphasize niche companies with above average growth prospects in a slowing economy, and selling at a discount to the market.

  As is customary in our April letter, we highlight a few of our present holdings.

  CORNING INC. -- Corning has gone through an amazing transformation these past few years. The Company wrote off its original 50% ownership investment in Dow-Corning due to Dow's Chapter 11 filing (breast implants litigation). Corning appointed a new CEO, Roger Ackerman, replacing the long time head, James Houghton, and recently spun off its two major health care businesses, Covance Inc. and Quest Diagnostics Incorporated as separate, publicly traded corporations.

  Meanwhile, demand for Corning's principal remaining businesses, fiber optic cable and related telecom products, exploded as the so-called "information
highway" gets "paved" with Corning's fiber.   Nearly our entire wish list, with
respect to what could go right with our original, contrarian investment two years ago, has now come to fruition. These significant events have not gone unnoticed on Wall Street, as the stock has nearly doubled. While we certainly believe Corning's future to be bright, given its focus on and position in fiber optics (50% market share), at 23 times this year's earnings estimate, we anticipate lightening up the position and investing some of the proceeds in Corning's recent health care related spinoffs, Covance and Quest Diagnostics.

  CUNO INC. -- Cuno is a leader in the manufacturing and marketing of filtration products, including proprietary depth filters used in health care, fluid processing, and potable water markets. Many of Cuno's products are disposable, creating an attractive stream of recurring revenue. Historically, Cuno has participated in many prefilter and less proprietary segments of the industry, but has, over the past several quarters, significantly boosted its value-added offerings. We anticipate positive margin comparisons and good earnings growth; this, combined with an attractive valuation, gives us confidence in the stock.

  JOSTENS, INC. -- Jostens is a leading producer of products to commemorate and promote educational and individual achievement. Best known for its class rings, where they are a dominant player, the Company also offers yearbooks, graduation products and school portraits. Recognition products include personalized jewelry, plaques and certificates. Although the Company had a stellar growth record in the 1970s and 1980s, maturing markets and management missteps caused the stock to underperform in the 1990s. Over the past year, as new management initiatives began to take effect, Jostens' fundamentals have turned positive. The recently reported March quarter was strong, and we look for continued improvement throughout the year. The valuation is attractive.

  RAYCHEM CORP. -- Although Raychem has retraced some of its strong gain of the past two years, we believe the outlook for the stock remains excellent. Much of the restructuring and refocusing of the Company is now complete and the plans' architect, CEO Dr. Richard Kashnow, has turned his attention to revenue growth and operating margin improvement. A world leader in applying advanced material science (especially in polymers) to the electronics, telecommunications, utility, and automotive markets, we believe the Company can leverage 10% sales growth into 16-18% earnings growth, in part through the redeployment of the Company's enormous free cash flow and relatively debt-free balance sheet. We look for further, significant share repurchases, strategic acquisitions, and joint ventures. Further productivity in Raychem's various polymer closures businesses, particularly in the telecom and utility areas, should also drive operating profit margins. We have great respect for, and faith in, Raychem's management and believe they will continue to deliver strong results. At 15 times our estimate for this year's earnings and free cash flow, valuation is attractive as well.

  Thank you for your continuing confidence in FMI Focus Fund.

Sincerely,

/s/ Ted D. Kellner               /s/ Donald S. Wilson

Ted D. Kellner, C.F.A.           Donald S. Wilson, C.F.A.
President                        Vice President

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555

FMI FOCUS FUND
STATEMENT OF NET ASSETS
MARCH 31, 1997 (UNAUDITED)

 SHARES OR                                                 QUOTED
 PRINCIPAL                                                 MARKET
    AMOUNT                                                   COST       VALUE
   -------                                                -------       -----
COMMON STOCKS -- 93.5% (A)<F2>

            BANKS/SAVINGS & LOANS -- 21.2%
     1,300  Amcore Financial, Inc.                        $30,712     $36,725
     2,000  Independent
              Bankshares Inc.                              28,500      32,250
     1,500  Merchants Bancshares, Inc.                     30,750      30,187
     2,400  Southwest Bancorporation
              of Texas, Inc.*<F1>                          41,700      46,200
                                                        ---------    --------
                                                          131,662     145,362

            CONSUMER SERVICES -- 9.9%
     3,000  Jostens, Inc.                                  62,200      67,875

            DISTRIBUTION -- 5.1%
       800  Fisher Scientific
              International Inc.                           34,580      35,300

            ELECTRONICS -- 4.1%
     2,000  Methode Electronics, Inc.                      31,891      28,000

            FOREST PRODUCTS/PAPER -- 4.0%
     1,500  Wausau Paper Mills Co.                         27,750      27,469

            HEALTH INDUSTRIES -- 14.2%
     1,500  Covance Inc.*<F1>                              30,150      24,188
     1,500  Patterson Dental Co.*<F1>                      44,250      51,000
     1,500  Quest Diagnostics
              Incorporated*<F1>                            25,778      22,313
                                                        ---------    --------
                                                          100,178      97,501

            INSURANCE -- 7.3%
     1,000  CapMAC Holdings Inc.                           25,185      26,625
       500  Executive Risk, Inc.                           23,238      23,188
                                                        ---------    --------
                                                           48,423      49,813

            MEDIA/COMMUNICATION -- 0.9%
     1,000  Diana Corp.*<F1>                                8,850       6,000

            MISCELLANEOUS - FINANCE -- 3.6%
     2,000  Willis Lease Finance Corp.*<F1>                26,250      25,000

            MISCELLANEOUS - TECHNOLOGY MANUFACTURING -- 6.9%
       700  Corning Inc.                                   32,154      31,062
       200  Raychem Corp.                                  17,840      16,475
                                                        ---------    --------
                                                           49,994      47,537

            PRODUCER MANUFACTURING -- 12.1%
     6,800  Bucyrus International, Inc.*<F1>               52,920      56,950
     1,700  Cuno Inc.*<F1>                                 24,863      26,138
                                                        ---------    --------
                                                           77,783      83,088

            RETAIL TRADE -- 4.2%
     1,500  Casey's General Stores, Inc.                   25,500      28,875
                                                        ---------    --------
            Total common stocks                           625,061     641,820

VARIABLE RATE DEMAND NOTES -- 3.8% (A)<F2>
   $26,374  Wisconsin Electric
              Power Company                                26,374      26,374
                                                        ---------
            Total investments                            $651,435     668,194
                                                        =========

            Cash and receivables, less
              liabilities 2.7% (a) (B)<F3>                             18,751
                                                                    ---------
            Net Assets                                               $686,945
                                                                    =========

            Net Asset Value Per Share
              ($0.0001 par value 500,000,000
              shares authorized), offering
              and redemption price
              ($686,945 / 64,058
              shares outstanding)                                      $10.72
                                                                       ======

  *<F1>Non-income producing security.
  (a)<F2>Percentages for the various classifications relate to net assets.
  (b)<F3>Includes $6,000 of short sales (proceeds $26,022).

The accompanying notes to financial statements are an integral part of this statement.

FMI FOCUS FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM DECEMBER 16, 1996 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1997 (UNAUDITED)

INCOME:
  Dividends                                                          $1,267
  Interest                                                            2,987
                                                                   --------
  Total income                                                        4,254
                                                                   --------
EXPENSES:
  Professional fees                                                   5,635
  Transfer agent fees                                                 3,334
  Custodian fees                                                      1,905
  Management fees                                                     1,784
  Amortization of organizational expenses                             1,488
  Administrative services                                               357
  Other expenses                                                        963
                                                                   --------
  Total expenses before reimbursement                                15,466
  Less expenses assumed by adviser                                 (10,561)
                                                                   --------
  Net expenses                                                        4,905
NET INVESTMENT LOSS                                                   (651)
                                                                   --------
NET REALIZED GAIN ON INVESTMENTS                                      6,392
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS               36,781
                                                                   --------
NET GAIN ON INVESTMENTS                                              43,173
                                                                   --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $42,522
                                                                   ========

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM DECEMBER 16, 1996 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1997 (UNAUDITED)

OPERATIONS:
  Net investment loss                                                $(651)
  Net realized gain on investments                                    6,392
  Net increase in unrealized appreciation on investments             36,781
                                                                   --------
  Net increase in net assets resulting from operations               42,522
                                                                   --------
DISTRIBUTION TO SHAREHOLDERS:
  Distribution from net investment income ($0.015 per share)          (818)
                                                                   --------
FUND SHARE ACTIVITIES:
  Proceeds from shares issued (63,978 shares)                       544,437
  Net asset value of shares issued in distribution (80 shares)          804
  Cost of shares redeemed                                                --
                                                                   --------
  Net increase in net assets derived from Fund share activities     545,241
                                                                   --------
  TOTAL INCREASE                                                    586,945
NET ASSETS AT THE BEGINNING OF THE PERIOD                           100,000
                                                                   --------
NET ASSETS AT THE END OF THE PERIOD                                $686,945
                                                                   ========

The accompanying notes to financial statements are an integral part of these statements.

FMI FOCUS FUND
FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR EACH SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                (UNAUDITED)
                                                        FOR THE PERIOD FROM
                                                   DECEMBER 16, 1996+<F4> TO
                                                              MARCH 31,1997
                                                      ---------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $10.00
Income from investment operations:
  Net investment loss                                                (0.01)
  Net realized and unrealized gains on investments                     0.74
                                                                     ------
Total from investment operations                                       0.73
Less distributions:
  Dividend from net investment income                                (0.01)
  Distribution from net realized gains                                   --
                                                                     ------
Total from distributions                                             (0.01)
                                                                     ------
Net asset value, end of period                                       $10.72
                                                                     ======

TOTAL INVESTMENT RETURN                                              28.0%*<F5>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                                  687
Ratio of expenses (after reimbursement) to average net assets (a)<F6>2.75%*<F5>
Ratio of net investment income to average net assets (b)<F7>       (0.37%)*<F5>
Portfolio turnover rate                                               62.4%
Average commission rate paid                                        $0.0910

  +<F4>Commencement of operations.
  *<F5>Annualized.
  (a)<F6>Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratio would have been 8.67%*<F5>.
  (b)<F7>If the Fund had paid all of its expenses, the ratio would have been (6.29%)*<F5>.

The accompanying notes to financial statements are an integral part of this statement.

FMI FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1997 (UNAUDITED)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

   The following is a summary of significant accounting policies of the FMI Focus Fund (the "Fund"), a portfolio of FMI Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940. The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 16, 1996. The investment objective of the Fund is to seek capital appreciation principally through investing in common stocks and warrants, engage in short sales, invest in foreign securities and effect transactions in stock index contracts, options and stock index futures contracts, and options on securities and stock indexes.

 (a) Each security, including securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the average of the current bid and asked prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost which approximates quoted market value. Investment transactions are recorded no later than the first business day after the trade date.

 (b) Net realized gains and losses on common stock are computed on the basis of the cost of specific certificates.

 (c) Provision has not been made for Federal income taxes since the Fund will elect to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

 (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

 (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance by these counterparties.

 (f) Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

 (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

   The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMI a monthly management fee at the annual rate of 1% of the daily net assets. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000, 0.1% on the next $70,000,000 and 0.05% of the daily net assets of the Fund in excess of $100,000,000, subject to a fiscal year minimum of $20,000.

(3)  DISTRIBUTION TO SHAREHOLDERS --
   Net investment income and net realized gains are distributed to shareholders. On December 27, 1996, a dividend from net investment income of $818 ($0.015 per share) was declared. The distribution was paid on December 30, 1996, to shareholders of record on December 26, 1996.

(4)  DEFERRED EXPENSES --
   Organizational expenses were deferred and are being amortized on a straight-line basis over a period of five years beginning with the date of sales of shares to the public. These expenses were advanced by the Adviser who will be reimbursed by the Fund over a period of five years. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any then unamortized deferred expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption. The unamortized organizational expenses at March 31, 1997 were $28,280.

(5)  INVESTMENT TRANSACTIONS --
   For the period ending March 31, 1997, purchases and proceeds of sales of investment securities (excluding short-term investments) were $824,565 and $232,050, respectively, and $98,871 and $99,667, respectively, of short-term U.S. Government Securities.

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --
   As of March 31, 1997, liabilities of the Fund included the following:

     Payable to FMI for management, administrative fees
       and deferred expenses                                        $28,985
     Other liabilities                                                  910

(7)  SOURCES OF NET ASSETS --
   As of March 31, 1997, the sources of net assets were as follows:

     Fund shares issued and outstanding                            $645,241
     Net unrealized appreciation on investments                      36,781
     Accumulated net realized gains on investments                    5,741
     Overdistributed net investment income                            (818)
                                                                   --------
                                                                   $686,945
                                                                   ========

   Aggregate net unrealized appreciation as of March 31, 1997, consisted of the following:

     Aggregate gross unrealized appreciation                        $57,549
     Aggregate gross unrealized depreciation                       (20,768)
                                                                   --------
         Net unrealized appreciation                                $36,781
                                                                   ========

                                 FMI FOCUS FUND
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                 TED D. KELLNER
                                THOMAS W. MOUNT
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                           CUSTODIAN, TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                             FIRSTAR TRUST COMPANY
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                            INDEPENDENT ACCOUNTANTS
                              PRICE WATERHOUSE LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202